Exhibit (h)(2)(b)

Appendix A

Transfer Agency Agreement for

JPMorgan Funds

(Amended as of August 11, 2005)

JPMorgan Trust I

JPMorgan Emerging Markets Debt Fund

JPMorgan Bond Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New Jersey Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Tax Aware International Opportunities Fund

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Asia Equity Fund

JPMorgan Intrepid European Fund

JPMorgan International Growth Fund

JPMorgan International Small Cap Equity Fund

JPMorgan Japan Fund

JPMorgan International Equity Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Growth and Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Value Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Contrarian Fund

JPMorgan Intrepid Value Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Tax Aware Core Equity Fund

JPMorgan Tax Aware Diversified Equity Fund

JPMorgan Tax Aware International Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Real Return Fund

JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)

JPMorgan Micro Cap Fund (effective 10/31/05)

Highbridge Statistical Market Neutral Fund (effective with the effectiveness of the Fund’s SEC registration)

Undiscovered Managers Funds

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund

Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group

JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund (JPMorgan Mid Cap Growth Fund until 8/17/05)

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund (UM Multi-Strategy Fund until 8/22/05)

UM Investment Trust II

Undiscovered Managers Spinnaker Fund

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio

JPMorgan International Equity Portfolio

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. Morgan Fleming Series Trust

JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Institutional Trust

JPMorgan Ultra Short-Term Bond Trust

JPMorgan Short-Term Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

JPMorgan Trust II

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Intrepid Mid Cap Fund (formerly JPMorgan Diversified Mid Cap Fund until 7/29/05)

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

JPMorgan International Equity Index Fund

JPMorgan Technology Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan U.S. Real Estate Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Short Duration Bond Fund

JPMorgan Ultra Short Term Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan High Yield Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Arizona Municipal Bond Fund

JPMorgan Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan West Virginia Municipal Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Investment Trust

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

UM Investment Trust II

J.P. Morgan Series Trust II

J.P. Morgan Fleming Series Trust

JPMorgan Institutional Trust

JPMorgan Investment Trust

By an Authorized Officer on behalf of each of the Funds indicated on this Appendix A

By:

Name:

Title:

Boston Financial Data Services, Inc.

By:

Name:

Title: